UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2024

BALLY’S CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street Providence, RI	02903
(Address of Principal Executive Offices)	(Zip Code)

(401) 475-8474

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 19, 2024, Bally’s Corporation, a Delaware corporation (“Bally’s or the “Company”), held a special meeting of stockholders by means of remote communications via a live interactive webcast on the internet (the “Special Meeting”).

As of the record date, October 21, 2024 (the “Record Date”), there were 40,666,741 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), eligible to be voted at the Special Meeting. At the Special Meeting, 28,452,856 shares of the Common Stock eligible to be voted at the Special meeting, were present either in person or by proxy. Three matters were voted upon at the Special Meeting.

Proposal No.1 (the “Merger Proposal”) was to consider and vote on the proposal to adopt that certain Agreement and Plan of Merger, dated as of July 25, 2024, (as it has been amended, supplemented or modified from time to time, the “Merger Agreement”), by and among SG Parent LLC, a Delaware limited liability company (“Parent”), the Company, The Queen Casino & Entertainment Inc., a Delaware corporation and affiliate of Parent (“Queen”), Epsilon Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Epsilon Sub II, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and, solely for purposes of specified provisions of the Merger Agreement, SG CQ Gaming LLC, a Delaware limited liability company (together with Parent and Queen, the “Buyer Parties”). Approval of the Merger Proposal required the affirmative vote of (i) the holders of a majority of all of the outstanding shares of Common Stock entitled to vote thereon (the “Majority Vote”), and (ii) the holders of a majority of the outstanding shares of Common Stock held by the Unaffiliated Company Stockholders (as defined in the Merger Agreement) entitled to vote thereon (the “Unaffiliated Stockholders Vote”), in each case, as of the Record Date (the “Requisite Stockholder Approval”). As defined in the Merger Agreement, the term “Unaffiliated Company Stockholders” means the holders of Common Stock, excluding those shares of Common Stock held, directly or indirectly, by or on behalf of (i) Parent, Standard RI Ltd., SBG Gaming, LLC (“SBG Gaming”), Noel Hayden or their respective affiliates and those members of the Board of Directors of the Company who are employees of Parent, SBG Gaming or any of their respective affiliates, (ii) any person that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended, and (iii) any holder of shares of Common Stock who, prior to the receipt of the Requisite Stockholder Approval, enters into any contract, agreement or other legally binding arrangement with any Buyer Party or any of its respective affiliates pursuant to which such holder of shares of Common Stock agrees to vote to adopt the Merger Agreement or to make a Rolling Share Election (as defined in the Merger Agreement). As of the Record Date, there were 25,797,257 shares of Common Stock of the Company held by Unaffiliated Company Stockholders. Voting results for the Merger Proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Majority Vote	28,141,876	212,373	98,608	-
Unaffiliated Stockholder Vote	13,280,078	212,372	96,608	-

The Merger Proposal was approved.

Proposal No.2 (the “Advisory Compensation Proposal”) was to consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Bally’s to its named executive officers in connection with the transactions contemplated by the Merger Agreement. Approval of the Advisory Compensation Proposal required the affirmative vote of holders representing a majority of the votes cast by the stockholders present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote on such proposal. Voting results for the Advisory Compensation Proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Majority Vote	27,037,442	456,952	958,462	-

The Advisory Compensation Proposal was approved.

Proposal No. 3 (the “Adjournment Proposal”) was to consider and vote on a proposal to approve one or more adjournments of the Special Meeting, from time to time, to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the Merger Proposal at the time of the Special Meeting. Approval of the Adjournment Proposal required the affirmative vote of holders representing a majority of the votes cast by the stockholders present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote on such proposal. Voting results for the Adjournment Proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Majority Vote	27,776,536	594,074	82,246	-

The Adjournment Proposal was approved. The Adjournment Proposal was deemed not necessary and not acted upon at the Special Meeting as a result of the approval of the Merger Proposal.

Item 8.01- Other Events

As of 5 p.m. ET on November 19, 2024 (the “Election Deadline”), holders of approximately 17,492,173 shares of Common Stock (which includes 8,849,849 shares of Common Stock held by Standard General L.P. and its affiliates and 4,953,272 shares of Common Stock held by Noel Hayden) had submitted an election form to have shares of Common Stock remain issued and outstanding following the Company Merger (as defined in the Merger Agreement) (the “Rolling Share Election”). The shares of Common Stock which are subject to a Rolling Share Election will be assigned a new CUSIP number and will continue to be traded on the New York Stock Exchange (the “NYSE”) under ticker symbol “BALY.T”.

Bally’s, subject to the prior approval by the Special Committee, reserves the right to open one or more new Rolling Share Election periods prior to the effective time of the Company Merger. There can be no assurance, however, that Parent or the Company will allow for additional Rolling Share Election periods. Bally’s will notify Company stockholders of any such additional election period and the related deadlines and procedures by the filing with the SEC on a Form 8-K or such other report or schedule as may be appropriate.

At effective time of the Company Merger, the Rolling Company Shares (as defined in the Merger Agreement) will remain outstanding, and it is expected that such shares will revert to the original “BALY” ticker symbol. The Rolling Company Shares will remain registered with the SEC and is expected to continue trading under the original “BALY” ticker symbol on the NYSE or another securities exchange in the United States, based on applicable listing requirements.

Rolling Share Elections may be subject to revocation by Parent and the Company upon certain circumstances as set forth in the Merger Agreement.

The closing is anticipated to occur in the first quarter of 2025 and remains subject to the receipt of regulatory approvals and the satisfaction of other customary closing conditions.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY’S CORPORATION

Date: November 20, 2024	By:	/s/ Kim M. Barker
Kim M. Barker
Chief Legal Officer

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